Business Acquisition	12 Months Ended
Dec. 31, 2013
Business Acquisition [Abstract]
Business Acquisition

3  - BUSINESS ACQUISITION

On March 15, 2013, the Company acquired certain assets and liabilities of Pipeline Data, Inc. and its subsidiaries, all of which were contributed to and are operated by CCI, in exchange for a cash payment of $9.75 million:

Borrowings on senior credit facility	$ 9,750,000
Issuance of common stock	-
Issuance of warrants	-
Total purchase price	$ 9,750,000

The acquisition is expected to build value for our shareholders with a goal of achieving a higher EBITDA multiple in the U.S. equity markets by participating in this segment of the payments industry.  As a result of the acquisition, CCI is providing the general merchant community access to an integrated suite of third-party merchant payment processing services and its own propriety related software and hardware enabling products delivering credit and debit card-based payments processing solutions to merchants operating in physical “brick and mortar” business environments, over the internet, and in settings requiring wired as well as wireless mobile payment solutions.  The acquisition also provides us with a sales organization generating individual merchant processing contracts in exchange for future residual payments.

The following presents the estimated fair values of the net assets acquired following an appraisal of certain assets based on assumptions we believe unrelated market participants would use based on observable and unobservable marketplace factors:

Cash	$ 250,000
Restricted cash	306,967
Current assets	37,287
Fixed assets	355,636
Residual portfolios	6,379,000
Intangibles	29,115
Goodwill	2,341,928
Accrued Revenue Receivable	107,467
Liabilities	(57,400)
Net assets	$ 9,750,000

The residual portfolios are being amortized over 10 years.